SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 7, 2007
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Entin Road, Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On March 7, 2007, Emerson Radio Corp. (“Emerson”) received notice from the staff of The American Stock Exchange (“AMEX”) that Emerson is not in compliance with the reporting requirements for continued listing on AMEX set forth in Sections 134 and 1101 of the Amex Company Guide (the “Company Guide”) due to Emerson’s failure to timely file its Quarterly Report on Form 10-Q for its fiscal quarter ended December 31, 2006 (the “Form 10-Q”) with the Securities and Exchange Commission (the “Commission”). In its notice, AMEX advised Emerson that its failure to timely file the Form 10-Q with the Commission is a material violation of its listing agreement with AMEX, and therefore, pursuant to Section 1003(d) of the Company Guide, AMEX is authorized to suspend and, unless prompt corrective action is taken, remove Emerson’s common stock from AMEX.
     AMEX further advised Emerson that as a result of its failure to timely file the Form 10-Q with the Commission, Emerson has become subject to the procedures and requirements set forth in Section 1009 of the Company Guide. Accordingly, in order to maintain its listing with AMEX, Emerson must submit a plan to AMEX by March 21, 2007, advising AMEX of action Emerson has taken, or will take, in order to regain compliance with the AMEX continued listing standards by April 20, 2007. If AMEX accepts the plan, Emerson will be subject to periodic review to determine whether it is making progress consistent with the plan, and if Emerson fails to make progress consistent with the plan or otherwise fails to comply with the AMEX continued listing standards by April 20, 2007, Emerson will be subject to delisting proceedings. Similarly, if Emerson does not submit a plan or AMEX does not accept the plan, Emerson will be subject to delisting proceedings. Emerson intends to promptly take all necessary actions to regain compliance with the AMEX continued listing standards by April 20, 2007, including, without limitation, filing the Form 10-Q with the Commission on or before March 16, 2007. Emerson’s common stock continues to trade on AMEX.
     On March 12, 2007, Emerson issued a press release disclosing the receipt of the AMEX notice, a copy of which is attached hereto as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:
     Exhibit 99.1 — Press release dated March 12, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ John J. Raab
	Name:	John J. Raab
	Title:	Chief Operating Officer and Senior Executive Vice President

Dated: March 12, 2007